GOING CONCERN	12 Months Ended
Dec. 31, 2025
GOING CONCERN
GOING CONCERN

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which contemplate the continuation of the Company as a going concern. For year ended December 31, 2025, the Company generated no revenue and reported a net loss from operations of $6,643,258. As of that date, the Company had a working capital deficit of $2,811,077 and did not have sufficient liquidity to fund its operations for the next twelve months without securing additional capital.

While the Company closed on the acquisition of certain aerospace assets on April 1, 2025, transactions that are expected to contribute to future revenues, there is no assurance that these assets will generate sufficient income in the next 12 months to offset operating expenses. In addition, although the Company has received financial support from its largest shareholder, Aerospace Capital Partners, LLC (“ACP”), and is working with its investment bank to raise capital, there can be no guarantee that such efforts will result in adequate funding on acceptable terms, or at all.

Management expects that the Company will continue to rely on external capital sources to meet its short-term obligations and support ongoing operations. The Company’s ability to continue as a going concern is dependent on its success in raising capital, executing its business strategy, and generating sustainable revenues from commercial activities. If the Company is unable to raise additional funds or achieve its revenue objectives in a timely manner, it may be forced to delay or curtail operations, which raises substantial doubt about its ability to continue as a going concern.